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                                                                    EXHIBIT 10.2

                            OVERLINE FACILITY D NOTE

$2,000,000                                              Pittsburgh, Pennsylvania
                                                               December 30, 2005

            FOR VALUE RECEIVED, the undersigned, PDG Environmental, Inc., a Delaware corporation, Project Development Group, Inc., a Pennsylvania corporation, Enviro-Tech Abatement Services, Co., a North Carolina corporation, and PDG, Inc., a Pennsylvania corporation (collectively and jointly and severally, "Borrowers"), hereby jointly and severally promise to pay to the order of Sky Bank, an Ohio banking institution having an office at 101 East Washington Street, New Castle, Pennsylvania 16103 ("Bank"), on or before the Overline Expiry Date, and at such earlier dates as may be required by the Loan Agreement (as defined below), the lesser of (i) the principal sum of Two Million and 00/100 Dollars ($2,000,000.00), or (ii) the aggregate unpaid principal amount of all Overline Loans made by Bank to Borrower pursuant to the Loan Agreement. Borrowers hereby further jointly and severally promise to pay to the order of Bank interest on the unpaid principal amount of this Overline Facility D Note from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.

            All payments and prepayments to be made in respect of principal, interest, or other amounts due from Borrowers under this Overline Facility D Note shall be payable at 12:00 noon, New Castle, Pennsylvania time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to Bank at its designated office located at 101 East Washington Street, New Castle, Pennsylvania, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.

            Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Overline Facility D Note shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

            This Overline Facility D Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Loan Agreement dated as of August 3, 2000, as amended by Amendment to Loan Agreement dated as of June 14, 2001, that certain Second Amendment to Loan Agreement dated as of May 6, 2002, that certain Third Amendment to Loan Agreement dated as of August 30, 2002, that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002, that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003, that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003, that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004, that certain Eighth

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Amendment to Loan Agreement, dated July 8, 2004, that certain Ninth Amendment to
Loan Agreement, dated November 3, 2004, that certain Tenth Amendment to Loan Agreement, dated December 21, 2004, that certain Eleventh Amendment to Loan Agreement, dated June 22, 2005, that certain Twelfth Amendment to Loan
Agreement, dated September 30, 2005 and further amended by Thirteenth Amendment to Loan Agreement dated of even date herewith, by and between Borrowers and Bank (as such agreement may be further amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), which among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events and may provide for prepayments in certain circumstances and upon certain terms and conditions. This Overline Facility D Note is secured by, and is entitled to the benefits of, the Loan Documents, as the same may be amended, modified or supplemented from time to time. Capitalized terms used in this Overline Facility D Note which are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Overline Facility D Note.

            This Overline Facility D Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the principles applicable to the conflicts of laws thereof. Each Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania, Court of Common Pleas of Lawrence County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of, relating to or mentioning this Overline Facility D Note.

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CONFESSION OF JUDGMENT. EACH BORROWER HEREBY IRREVOCABLY      Borrowers
AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR     Initials
ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS
JUDGMENT AGAINST SUCH BORROWER, UPON THE OCCURRENCE OF AN     ___JCR_____
EVENT OF DEFAULT, FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME  _____
DUE UNDER THIS OVERLINE FACILITY D NOTE, THE LOAN AGREEMENT
AND THE OTHER LOAN DOCUMENTS, WITH OR WITHOUT DECLARATION,    ___________
WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN
AMOUNT EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF SUCH       ___________
JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000),
ADDED FOR ATTORNEYS' COLLECTION FEES. NOTWITHSTANDING THE     ___________
ATTORNEY'S COMMISSION PROVIDED FOR IN THE PRECEDING SENTENCE
(WHICH IS INCLUDED IN THE WARRANT FOR PURPOSES OF
ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS' FEES
THAT THE BANK MAY RECOVER FROM SUCH BORROWER SHALL NOT
EXCEED THE ACTUAL ATTORNEYS' FEES INCURRED BY THE BANK. TO
THE EXTENT PERMITTED BY LAW, EACH BORROWER RELEASES ALL
ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS OVERLINE
FACILITY D NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF
THE HOLDER OF THIS OVERLINE FACILITY D NOTE SHALL HAVE BEEN
FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE
ORIGINAL OVERLINE FACILITY D Note AS A WARRANT OF ATTORNEY.
THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT
AGAINST BORROWERS SHALL NOT BE EXHAUSTED BY THE INITIAL
EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE HOLDER
SHALL FIND IT NECESSARY AND DESIRABLE AND THIS OVERLINE
FACILITY D NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR. THE
HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME
OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT
OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS
THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE
SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST ANY
BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY
OR ON SUCH BORROWER'S BEHALF FOR ANY REASON, HOLDER IS
HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND
CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ANY PART OR ALL
OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF
DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR
PROCEEDINGS.

WAIVER OF TRIAL BY JURY. EACH BORROWER EXPRESSLY, KNOWINGLY   Borrowers
AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY       Initials
RIGHT TO A TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST
UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE ___JCR_____ BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION
ARISING IN CONNECTION WITH THIS OVERLINE FACILITY D NOTE,     ___JCR_____
THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
                                                              ___JCR_____

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NOTICE - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIM YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

            IN WITNESS WHEREOF, and intending to be jointly and severally and legally bound hereby, each Borrower, by its duly authorized officers, has executed, issued and delivered this Overline Facility D Note in Pittsburgh, Pennsylvania on the day and year written above.

ATTEST:                                   PDG ENVIRONMENTAL, INC.


/s/ James D. Chiafullo                    By: /s/ John C. Regan
------------------------------------          -------------------------------
Secretary                                 Title: President & CEO

ATTEST:                                   PROJECT DEVELOPMENT GROUP, INC.

/s/ James D. Chiafullo                    By: /s/ John C. Regan
------------------------------------          -------------------------------
Secretary                                 Title: President & CEO

ATTEST:                                   ENVIRO-TECH ABATEMENT
                                          SERVICES, CO.

/s/ James D. Chiafullo                    By: /s/ John C. Regan
------------------------------------          -------------------------------
Secretary                                 Title: President & CEO

ATTEST:                                   PDG, INC.

/s/ James D. Chiafullo                    By: /s/ John C. Regan
------------------------------------          -------------------------------
Secretary                                 Title: President & CEO

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